                                                                   Exhibit 10.10

             AMENDED AND RESTATED SPECIAL PURCHASE OPTION AGREEMENT

     This Amended and Restated Special Purchase Option Agreement (the "AGREEMENT") is dated and effective as of January 28, 2004, by and between Beacon Roofing Supply, Inc., a Delaware corporation (the "COMPANY"), and Robert
R. Buck ("EXECUTIVE").

                                    RECITALS

     A. Executive is the President and Chief Executive Officer of the Company and of Beacon Sales Acquisition, Inc. d/b/a Beacon Sales Company, a Delaware corporation ("BEACON"), a subsidiary of the Company. Executive has entered into an Employment Agreement with Beacon dated as of October 20, 2003 (as amended from time to time, the "EMPLOYMENT AGREEMENT").

     B. In order to provide Executive with a further incentive to develop a greater interest and closer identity with the Company and its subsidiaries, the Company desires to offer Executive the opportunity to purchase shares of the Company's Class A Common Stock (the "SHARES") in accordance with and subject to the terms of this Agreement.

NOW, THEREFORE IT IS AGREED:

     1. OPTION GRANT. On the date hereof, the Company hereby grants to Executive the option (the "SPECIAL OPTION") to purchase all or any part of Eighty-Nine and 724/1000ths (89.724) Shares at a price of Fifteen Thousand Nine Hundred Dollars ($15,900.00) per Share.

     2. TERM. The term of the Special Option shall expire at the close of regular business hours at the Company's chief executive offices on October 20, 2013. Notwithstanding anything to the contrary herein, Executive shall not have the right to exercise the Special Option at any time after (and the Special Option shall terminate upon) the earlier occurrence of (a) the time that Executive ceases to serve the Company Group as an employee for any reason whatsoever, except Retirement or termination without Cause, (b) the date that is 90 days after the termination without Cause of Executive's employment with the Company Group, (c) the consummation of a Sale of the Company, or (d) the consummation of a Qualified Public Offering. As used herein, "EXECUTIVE SECURITIES AGREEMENT" means the Executive Securities Agreement dated as of October 20, 2003 among Executive, the Company, and Code, Hennessy & Simmons III, L.P, as amended from time to time. As used herein, the terms "CAUSE", "COMPANY GROUP", "DISABILITY", "SALE OF THE COMPANY", "PUBLIC OFFERING", "RESIGNATION" and "RETIREMENT" have the meanings given to them in the Executive Securities Agreement. For greater certainty, for purposes of this Agreement, none of the following shall constitute a termination without Cause: (i) Resignation by the Executive, (ii) Retirement; or (iii) termination for Disability. As used herein, a "QUALIFIED PUBLIC OFFERING" means a Public Offering with aggregate proceeds (net of any underwriting commissions) to the issuer and/or selling stockholders (as the case may be) of at least $50 million dollars ($50,000,000).

     3. VESTING. The Special Option may be exercised at any time only to the extent that the unexercised portion thereof is then vested. The Special Option shall vest as to 44.862 Shares on October 20, 2005, and as to another 44.862 Shares on October 20, 2006; provided, however, that the Special Option shall vest as to all of the Shares that it covers upon the earlier occurrence of (A) the consummation of a Sale of the Company, or (B) the consummation of a Qualified Public Offering. The Company shall give Executive notice of any Sale of the Company or Qualified Public Offering that occurs during the term of this Option and an opportunity to exercise the Special Option at the closing of any such Sale of the Company or Qualified Public Offering.

     4. EXERCISE. The Special Option may be exercised in full or in part at any time or from time to time, in a single or multiple exercises, subject to Sections 2 and 3 hereof. In order to exercise the Special Option, Executive must: (a) give written notice (in a form substantially similar to SCHEDULE 1 attached hereto) to the Company at its address set forth in SCHEDULE 1, stating the number of Shares with respect to which the Special Option is being exercised, and (b) tender payment for the full exercise price of such Shares ($15,900.00 times the number of Shares as to which the Special Option is exercised) in cash, by certified or cashier's check, or by wire transfer of immediately available funds unless, at the time of exercise, the Company agrees to accept other Shares, retention of Shares which would otherwise be issued upon exercise or a combination of the foregoing, or such other arrangements as the Company, in its sole discretion, determines.

     5. RESTRICTIONS ON TRANSFER. Executive acknowledges and agrees that any Shares issued pursuant to the Special Option are subject to the terms and conditions of the Executive Securities Agreement.

     6. REPRESENTATIONS AND WARRANTIES OF EXECUTIVE. Upon the exercise of the Special Option, Executive shall be treated as representing , warranting and acknowledging that each of his representations, warranties and acknowledgements set forth in Section 2(b) of the Executive Securities Agreement (except for those set forth in clauses (iii) or (iv) of Section 2(b) of the Executive Securities Agreement, to the extent that a Public Offering has previously occurred and those representations and warranties are not then applicable) are true and correct as of the date of such exercise.

     7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the parties under this Agreement.

     8. COUNTERPARTS. This Agreement may be executed in separate counterparts (by facsimile or otherwise), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     9. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company and its subsidiaries and their respective heirs, legal representatives, successors and assigns; provided that the rights and obligations of Executive under this Agreement shall not be assignable.

     10. CHOICE OF LAW. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     11. CONSENT TO JURISDICTION. The parties irrevocably consent and submit to the nonexclusive jurisdiction of any local, state or federal court within the Applicable County for the enforcement of this Agreement. The parties irrevocably waive (with respect to any such court) any objection they may have to venue in the defense of an inconvenient forum to the maintenance of such actions or proceedings to enforce this Agreement. As used herein, "APPLICABLE COUNTY" means Suffolk County, Massachusetts; provided, however, that when and if Executive relocates his offices to a location outside of the greater Boston metropolitan area in accordance with Section 5(b) of the Employment Agreement, then the

Applicable County shall be (at all times thereafter) the county in which such relocated office is situated immediately after such relocation.

     12. WAIVER. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     13. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     14. PRIOR AGREEMENT; AMENDMENTS. This Agreement amends, restates and supersedes in its entirety that certain Special Purchase Option Agreement (the "PRIOR AGREEMENT") dated as of October 20, 2003 between the parties. Within five business days after the date hereof, Executive shall return to the Company all originals of the Prior Agreement in his possession. This Agreement shall not be amended or modified unless pursuant to an agreement in writing signed by the Company and Executive.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Special Purchase Option Agreement as of the date first written above.

                                      OPTIONOR:

                                      BEACON ROOFING SUPPLY, INC.

                                      By: /s/ Peter M. Gotsch
                                         -----------------------------
                                            Peter M. Gotsch, Vice President


                                      EXECUTIVE:

                                         /s/ Robert R. Buck
                                         -----------------------------
                                         Robert R. Buck

                                   SCHEDULE 1

Beacon Roofing Supply, Inc.
[Street address of chief executive offices of the Company]
[City, State and Zip Code of chief executive offices of the Company]
Attn: Treasurer

                  NOTICE OF EXERCISE OF SPECIAL PURCHASE OPTION

     I hereby give notice of my election to exercise, to the extent stated below, the special purchase option ("Option") granted to me on January 28, 2004 to purchase 89.724 shares of Class A Common Stock, $.01 par value per share of Beacon Roofing Supply, Inc. ("Shares") at a price of Fifteen Thousand Nine Hundred Dollars ($15,900.00) per Share, pursuant to that certain Amended and Restated Special Purchase Option Agreement dated as of January 12, 2004 by and between the undersigned and Beacon Roofing Supply, Inc. I hereby elect to exercise such Option to the extent of __________ Shares. Payment in the amount of $__________ equal to the full exercise price of such Shares [is enclosed] [has been transferred by wire transfer of immediately available funds to the Company's account No. ____ at _____].

Dated:
      ------------                         -------------------------------------
                                           (signature)

                                           -----------------------------------
                                           (printed name)

                                           -----------------------------------
                                           (address)

                                           -----------------------------------
                                           (city, state, zip code)

                                           -----------------------------------
                                           (social security number)